FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Originator	Loans	Balance	Balance	Coupon	Score	LTV	DTI

Finance America	537	74,012,056.19	42.95	7.792	655	84.52	30.63
Encore	250	51,878,210.70	30.11	7.565	634	80.87	35.48
Accredited	219	36,116,163.90	20.96	7.772	672	82.41	38.26
Resmae	47	9,796,971.93	5.69	7.761	640	81.53	40.37
Quickloan	2	511,405.04	0.30	8.238	680	85.00	42.88

Total:	1,055	172,314,807.76	100.00	7.719	652	82.81	34.28

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	3	920,248.67	0.53	5.421	702	76.75
5.501 - 6.000	15	3,878,774.19	2.25	5.881	691	77.65
6.001 - 6.500	51	13,806,076.56	8.01	6.360	672	76.88
6.501 - 7.000	116	26,608,953.58	15.44	6.881	659	81.09
7.001 - 7.500	153	29,248,433.36	16.97	7.335	656	81.79
7.501 - 8.000	254	43,593,293.22	25.30	7.827	657	84.90
8.001 - 8.500	155	24,705,486.30	14.34	8.329	640	84.00
8.501 - 9.000	158	16,931,988.40	9.83	8.793	634	85.05
9.001 - 9.500	72	6,239,766.74	3.62	9.239	618	83.78
9.501 - 10.000	57	4,745,877.03	2.75	9.774	622	85.73
10.001 - 10.500	11	1,128,554.50	0.65	10.126	574	86.47
10.501 - 11.000	8	425,633.70	0.25	10.908	561	84.39
11.001 - 11.500	2	81,721.51	0.05	11.062	571	86.73

Total:	1,055	172,314,807.76	100.00	7.719	652	82.81

Min: 5.190
Max: 11.100
Weighted Average: 7.719

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	106	4,348,112.82	2.52	8.759	627	84.20
50,000.01 - 100,000.00	337	24,018,433.45	13.94	8.351	639	82.71
100,000.01 - 150,000.00	202	24,957,250.76	14.48	7.929	645	84.17
150,000.01 - 200,000.00	121	20,987,177.05	12.18	7.622	656	82.58
200,000.01 - 250,000.00	67	15,266,374.42	8.86	7.600	661	84.79
250,000.01 - 300,000.00	64	17,649,609.98	10.24	7.630	656	81.51
300,000.01 - 350,000.00	51	16,525,323.16	9.59	7.351	655	80.65
350,000.01 - 400,000.00	39	14,643,375.35	8.50	7.521	638	80.35
400,000.01 - 450,000.00	28	12,028,101.51	6.98	7.804	636	85.29
450,000.01 - 500,000.00	18	8,598,028.50	4.99	7.258	672	84.57
500,000.01 - 550,000.00	8	4,190,974.07	2.43	7.025	670	83.01
550,000.01 - 600,000.00	3	1,691,551.79	0.98	6.861	692	84.99
600,000.01 - 650,000.00	4	2,467,549.16	1.43	7.725	656	83.20
650,000.01 - 700,000.00	4	2,652,842.04	1.54	6.909	655	73.81
700,000.01 - 750,000.00	2	1,490,003.70	0.86	6.537	770	82.15
800,000.01 - 850,000.00	1	800,100.00	0.46	8.520	723	90.00

Total:	1,055	172,314,807.76	100.00	7.719	652	82.81

Min: $24,751.57
Max: $800,100.00
Average: $163,331.57

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV	DTI

ARM 2/28	799	132,377,017.24	76.82	7.756	650	83.63	33.60
Fixed 30 yr	148	19,580,598.77	11.36	7.626	666	78.57	34.69
ARM 3/27	36	5,977,653.52	3.47	7.662	651	84.34	38.25
ARM 2/28 — IO	18	4,832,148.29	2.80	7.793	661	84.59	38.59
ARM 1/29	13	3,888,186.27	2.26	7.567	633	84.40	38.98
ARM 5/25	14	2,623,909.87	1.52	7.063	652	74.35	37.71
6 Month ARM	6	1,396,253.77	0.81	6.736	673	77.43	39.38
Fixed 15 yr	17	1,165,917.51	0.68	8.525	635	74.28	33.71
Fixed 30 yr — IO	1	330,000.00	0.19	6.390	650	56.90	39.89
Fixed 20 yr	3	143,122.52	0.08	8.257	594	77.93	47.47

Total:	1,055	172,314,807.76	100.00	7.719	652	82.81	34.28

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV	DTI

Adjustable	886	151,095,168.96	87.69	7.727	650	83.49	34.21
Fixed	169	21,219,638.80	12.31	7.661	663	78.00	34.81

Total:	1,055	172,314,807.76	100.00	7.719	652	82.81	34.28

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV	DTI

1	1,055	172,314,807.76	100.00	7.719	652	82.81	34.28

Total:	1,055	172,314,807.76	100.00	7.719	652	82.81	34.28

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

20.01 - 25.00	3	243,641.67	0.14	7.696	639	21.91
25.01 - 30.00	1	101,248.43	0.06	6.990	691	26.03
30.01 - 35.00	1	100,000.00	0.06	7.500	639	33.90
35.01 - 40.00	2	164,264.84	0.10	6.708	646	37.77
40.01 - 45.00	4	593,176.25	0.34	7.367	583	41.46
45.01 - 50.00	9	1,111,022.31	0.64	7.883	639	47.53
50.01 - 55.00	5	880,886.09	0.51	6.655	619	51.75
55.01 - 60.00	12	2,491,372.41	1.45	7.057	635	56.76
60.01 - 65.00	21	3,814,151.59	2.21	7.813	614	63.52
65.01 - 70.00	49	9,651,774.01	5.60	7.453	618	69.02
70.01 - 75.00	55	10,305,134.88	5.98	7.099	635	74.37
75.01 - 80.00	215	36,901,083.42	21.41	7.516	641	79.73
80.01 - 85.00	211	35,176,060.20	20.41	7.778	648	84.72
85.01 - 90.00	431	66,040,424.57	38.33	7.966	667	89.94
90.01 - 95.00	35	4,673,866.67	2.71	7.814	705	94.90
95.01 - 100.00	1	66,700.42	0.04	9.490	586	100.00

Total:	1,055	172,314,807.76	100.00	7.719	652	82.81

Min: 20.41
Max: 100.00
Weighted Average: 82.81

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 524	14	1,616,861.01	0.94	8.431	512	75.99
525 - 549	45	4,520,833.86	2.62	8.667	538	74.70
550 - 574	81	9,517,123.16	5.52	8.338	564	80.73
575 - 599	111	17,021,618.36	9.88	8.066	588	78.51
600 - 624	127	23,555,642.29	13.67	7.748	614	81.48
625 - 649	174	28,444,870.36	16.51	7.663	637	82.28
650 - 674	174	31,336,845.19	18.19	7.634	662	84.07
675 - 699	133	21,269,060.26	12.34	7.548	687	86.21
700 - 724	97	17,068,719.23	9.91	7.517	712	85.23
725 - 749	52	8,502,744.07	4.93	7.356	736	84.44
750 - 774	33	6,140,139.10	3.56	7.464	760	83.44
775 - 799	14	3,320,350.87	1.93	7.143	782	87.77

Total:	1,055	172,314,807.76	100.00	7.719	652	82.81

Min: 505
Max: 791
NZ Weighted Average: 652

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV	DTI

Purchase	572	87,533,239.11	50.80	7.803	669	86.88	33.42
Cashout Refinance	448	79,233,237.10	45.98	7.634	634	78.58	35.22
Rate/Term Refinance	35	5,548,331.55	3.22	7.605	640	79.03	34.41

Total:	1,055	172,314,807.76	100.00	7.719	652	82.81	34.28

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Property Type	Loans	Balance	Balance	Coupon	Score	LTV	DTI

Single Family	618	83,069,972.94	48.21	7.768	649	82.91	34.03
Duplex	172	29,640,779.21	17.20	7.555	650	82.84	35.50
3-4 Family	101	27,773,482.76	16.12	7.611	657	80.36	32.02
Condo	92	16,149,703.91	9.37	7.779	645	84.18	36.92
PUD	62	13,548,962.27	7.86	7.884	669	85.02	34.47
Townhouse	10	2,131,906.67	1.24	7.979	640	86.21	35.25

Total:	1,055	172,314,807.76	100.00	7.719	652	82.81	34.28

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV	DTI

Full	565	82,386,817.84	47.81	7.649	645	84.55	34.37
Stated	434	80,190,370.49	46.54	7.793	661	81.20	34.25
12 mo. Bank Statements	23	4,132,446.30	2.40	7.548	651	84.01	33.33
Alt.	24	3,238,177.88	1.88	7.994	607	76.77	30.66
Limited	9	2,366,995.25	1.37	7.588	628	82.84	38.70

Total:	1,055	172,314,807.76	100.00	7.719	652	82.81	34.28

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV	DTI

Non-Owner Occupied	1,055	172,314,807.76	100.00	7.719	652	82.81	34.28

Total:	1,055	172,314,807.76	100.00	7.719	652	82.81	34.28

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV	DTI

California	148	43,338,734.29	25.15	7.312	642	79.60	33.83
Illinois	110	18,290,006.01	10.61	7.784	649	84.52	35.55
Florida	110	17,361,421.08	10.08	7.842	659	83.51	35.98
New York	39	10,744,080.39	6.24	7.452	654	81.93	32.73
Hawaii	15	5,754,946.18	3.34	6.997	689	82.55	28.27
New Jersey	26	5,739,556.22	3.33	7.935	654	82.23	34.70
Arizona	36	5,571,725.43	3.23	7.812	679	85.62	29.97
District of Columbia	18	5,048,597.47	2.93	7.759	615	78.29	35.36
Georgia	32	4,607,291.92	2.67	8.235	648	88.20	34.25
Ohio	58	4,453,947.79	2.58	8.189	650	87.02	36.39
Maryland	20	3,921,571.29	2.28	8.047	659	86.05	35.57
Nevada	19	3,797,964.65	2.20	7.340	678	81.17	37.16
Virginia	28	3,770,543.60	2.19	8.424	646	85.02	37.81
Pennsylvania	40	3,539,535.98	2.05	8.223	640	86.01	32.90
Colorado	15	3,453,558.62	2.00	7.522	674	87.34	32.83
Michigan	51	3,398,365.03	1.97	8.608	638	85.37	31.81
Texas	35	3,368,747.72	1.95	8.374	634	85.70	35.61
Connecticut	16	3,185,982.02	1.85	7.467	658	81.32	41.67
Minnesota	13	2,390,208.43	1.39	7.056	663	83.11	32.58
Missouri	28	2,201,067.62	1.28	8.755	634	86.90	32.19
Washington	11	2,131,742.25	1.24	7.114	695	76.47	40.25
Mississippi	35	1,665,299.03	0.97	8.607	616	86.62	34.21
Indiana	26	1,385,730.27	0.80	8.505	650	88.20	31.92
Oregon	9	1,376,415.47	0.80	7.252	665	82.15	36.16
Tennessee	13	1,360,644.35	0.79	8.131	674	88.04	26.36
Alabama	14	1,232,484.77	0.72	8.242	671	87.83	35.92
Louisiana	14	1,198,567.66	0.70	8.669	628	80.65	29.79
North Carolina	11	1,023,430.53	0.59	8.291	683	87.35	34.00
New Mexico	7	1,003,726.00	0.58	8.219	703	83.81	29.56
Massachusetts	3	990,835.46	0.58	7.494	590	65.84	39.00
Utah	6	766,069.28	0.44	7.898	693	88.91	27.93
Wisconsin	8	759,632.66	0.44	8.146	592	80.70	35.16
New Hampshire	2	646,893.49	0.38	8.022	692	85.09	42.63
Rhode Island	2	532,896.11	0.31	7.451	666	90.00	28.52
Idaho	3	450,828.70	0.26	6.947	690	78.42	37.39
Oklahoma	9	376,568.78	0.22	9.275	626	82.02	33.55
South Carolina	4	325,201.13	0.19	8.684	620	87.91	38.36
Kansas	7	318,371.42	0.18	8.488	612	84.23	32.46
Iowa	6	279,879.44	0.16	10.607	596	85.96	36.60
Maine	1	145,332.88	0.08	6.500	734	88.48	17.70
West Virginia	2	115,532.86	0.07	9.413	587	75.95	36.22
Montana	1	65,504.25	0.04	7.600	724	80.00	24.00
Nebraska	1	61,113.44	0.04	9.740	600	85.00	23.60
Kentucky	1	59,427.49	0.03	8.490	682	85.00	31.31
Arkansas	1	53,926.54	0.03	7.950	633	90.00	21.00
Vermont	1	50,901.76	0.03	8.250	674	85.00	44.97

Total:	1,055	172,314,807.76	100.00	7.719	652	82.81	34.28

Top 5 Zip Codes: 90044(0.64%),60137(0.55%),95366(0.51%),11208(0.51%),60620(0.50%)
Number of States: 46

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Debt-to-Income Ratio (%)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 5.00	13	2,702,416.63	1.57	7.354	652	86.64
5.01 - 10.00	14	2,888,126.41	1.68	7.921	660	79.58
10.01 - 15.00	56	9,731,687.89	5.65	7.668	653	85.19
15.01 - 20.00	64	10,143,490.95	5.89	7.872	643	81.47
20.01 - 25.00	99	13,110,241.23	7.61	7.681	661	85.09
25.01 - 30.00	107	18,258,428.94	10.60	7.614	659	80.26
30.01 - 35.00	142	19,315,544.43	11.21	7.837	640	83.48
35.01 - 40.00	180	31,075,831.64	18.03	7.624	652	82.30
40.01 - 45.00	206	36,877,870.53	21.40	7.822	659	84.12
45.01 - 50.00	130	22,221,756.78	12.90	7.693	645	82.45
50.01 - 55.00	44	5,989,412.33	3.48	7.593	630	77.53

Total:	1,055	172,314,807.76	100.00	7.719	652	82.81

Min: 1.00
Max: 55.00
Weighted Average: 34.28

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Coverage	460	83,501,439.78	48.46	7.793	666	88.53
No Coverage	595	88,813,367.98	51.54	7.649	638	77.43

Total:	1,055	172,314,807.76	100.00	7.719	652	82.81

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.